UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008

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BAXL HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	333-130492	35-2255990
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6 Berkshire Boulevard

Bethel, CT 06801

 (Address of Principal Executive Office) (Zip Code)

(203) 730-1791

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03

Bankruptcy or Receivership.

On July 31, 2008, BAXL Technologies, Inc. (the “Subsidiary”), a wholly owned subsidiary of BAXL Holdings, Inc. (the “Registrant”), filed a voluntary petition under Chapter 11 of the United State Bankruptcy Code before the United States Bankruptcy Court for the District of Connecticut (the “Bankruptcy Proceedings”).  As of the date of this Current Report on Form 8-K, no receiver, fiscal agent or similar officer has been appointed for the Subsidiary.

Item 2.04

Triggering Events That Accelerate or Increase a Direct Financial Obligation.

As previously reported on the Form 8-K filed with the Securities and Exchange Commission (“SEC”) by the Registrant on March 10, 2008, on March 5, 2008, the Subsidiary entered into a Securities Purchase Agreement with Edward H. Arnold (the “Holder”), pursuant to which the Subsidiary may issue 9% Senior Secured Convertible Notes in an aggregate principal amount of up to $4,000,000 to Mr. Arnold, who is a director of the Subsidiary and the Registrant, or other investors (the “Purchase Agreement”).  Pursuant to the Purchase Agreement the Subsidiary issued to Mr. Arnold four secured convertible notes in an aggregate principal amount of $800,000 dated on or about March 5, 2008, March 26, 2008, April 23, 2008 and June 20, 2008 (the “Arnold Notes”).

As previously reported on the Form 8-K filed with the SEC by the Registrant on May 8, 2008, the Subsidiary entered into a non-binding letter of intent with a potential investor (the “Investor”) pursuant to which the Subsidiary and the Investor agreed to enter into negotiations regarding a proposed acquisition by the Investor of the Subsidiary either through a merger or asset acquisition (the “Proposed Acquisition”).  In connection with the Proposed Acquisition the Subsidiary issued to the Investor three secured convertible notes in an aggregate principal amount of  $375,000 dated on or about May 2, 2008, May 21, 2008 and June 5, 2008 (the “Bridge Loan Notes”).

Both the Arnold Notes and the Bridge Loan Notes provide that all amounts may become immediately due and payable upon the occurrence of an event of default. The above described Bankruptcy Proceedings (see Item 1.03 above) constitute an event of default.  Accordingly, the outstanding principal of the Arnold Notes and the Bridge Loan Notes and all other obligations thereunder shall automatically be and become immediately due and payable, without notice or demand.  As of July 31, 2008 the outstanding principal of the Arnold Notes and Bridge Loan Notes collectively is $1,175,000 and the accrued interest of the Arnold Notes and Bridge Loan Notes collectively is $28,226.71.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXL Holdings, Inc. (Registrant)

By:	/s/ Gus Bottazzi
Gus Bottazzi President & Chief Executive Officer

Date:  August 6, 2008